Exhibit 24(a)

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/       W.W. Allen
                              ----------------------------------
                                        W.W. Allen
                              Chairman of the Board of Directors
                                 and Chief Executive Officer;
                                 Principal Executive Officer
                                 Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common
Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                              PHILLIPS PETROLEUM COMPANY

                              /s/         W.W. Allen
                              ----------------------------------
                                          W.W. Allen
                              Chairman of the Board of Directors
                                 and Chief Executive Officer


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                          /s/ Jacqueline K. Wagner
                              -----------------------------
                              Jacqueline K. Wagner
                              Vice President and Controller
                              Principal Accounting Officer
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ T.C. Morris
                              -----------------------------------
                              T. C. Morris, Senior Vice President
                              and Chief Financial Officer
                              Principal Financial Officer
                              Phillips Petroleum Company


Date: July 11, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ J.J. Mulva
                              --------------------------
                              J. J. Mulva, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Norman R. Augustine
                              -----------------------------
                              Norman R. Augustine, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ David L. Boren
                              --------------------------
                              David L. Boren, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ C.L. Bowerman
                              --------------------------
                              C. L. Bowerman, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Robert E. Chappell, Jr.
                              ---------------------------------
                              Robert E. Chappell, Jr., Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Lawrence S. Eagleburger
                              ---------------------------------
                              Lawrence S. Eagleburger, Director
                              Phillips Petroleum Company


Date: July 13, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ James B. Edwards
                              --------------------------
                              James B. Edwards, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Larry D. Horner
                              --------------------------
                              Larry D. Horner, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Randall L. Tobias
                              ---------------------------
                              Randall L. Tobias, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ George B. Beitzel
                              ---------------------------
                              George B. Beitzel, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Kathryn C. Turner
                              ---------------------------
                              Kathryn C. Turner, Director
                              Phillips Petroleum Company


Date: July 14, 1997

                        POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Jacqueline K. Wagner and Rand C. Berney, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to registration statements to be filed by Phillips Petroleum Company on Forms S-8 relating to Common Stock issued under benefit plans, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Victoria J. Tschinkel
                              -------------------------------
                              Victoria J. Tschinkel, Director
                              Phillips Petroleum Company


Date: July 14, 1997